================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 28, 2002




                                  DRESSER, INC.
             (Exact name of registrant as specified in its charter)




     Delaware                      333-60778                   75-2795365
 (State or Other                  (Commission               (I.R.S. Employer
 Jurisdiction of                  File Number)              Identification No.)
 Incorporation)



                        15455 DALLAS PARKWAY, SUITE 1100
                              ADDISON, TEXAS 75001
               (Address of principal executive offices) (zip code)

                                 (972) 361-9800
              (Registrant's Telephone Number, Including Area Code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  The following Exhibits are filed herewith

                  99.1     Press Release.


ITEM 9.  REGULATION FD DISCLOSURE

         On February 28, 2002, Dresser, Inc., a Delaware corporation, issued a press release announcing its earnings for the quarter and year ended December 31, 2001. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by this reference.





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

                                   SIGANTURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                                 DRESSER, INC.


Date:   February 28, 2002           By:  /s/   Patrick M. Murray
     ----------------------             ----------------------------------------
                                               Patrick M. Murray
                                         President, Chief Executive Officer



                                        /s/   James A. Nattier
                                        ----------------------------------------
                                              James A. Nattier
                                           Executive Vice President
                                         Chief Administrative Officer



                                        /s/   Dale B. Mikus
                                        ----------------------------------------
                                              Dale B. Mikus
                                          Vice President - Finance and
                                          Principal Accounting Officer



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



                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
99.1                                Press Release.





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